                    ACQUISITIONS OF SEMICONDUCTOR COMPANIES
                           DEAL SIZE--$10 TO $100 MM
                           JANUARY 1, 1990 TO PRESENT

          DATE              DATE
        ANNOUNCED         EFFECTIVE                TARGET                         DESCRIPTION
  ---------------------   ---------   --------------------------------   ------------------------------
        11/30/99          11/30/99    MST Analytics Inc                  Mnfr semiconductors
        09/20/99          02/01/00    Aseco Corp                         Mnfr integrated circuits
        09/15/99          09/15/99    Cencorp (DII Group)                Mnfr, equip for circuit boards
        07/02/99          08/25/99    Clare EMG Inc (CP Claire Corp)     Mnfr semiconductor switches
        05/03/99          06/10/99    Quadrus Contract Manufacturing     Mnfr semidconductors
        03/04/99          07/07/99    Watkins-Johnson-Atmospheric        Mnfr semiconductor mnfr prods
        02/11/99          04/15/99    Linfinity Microelectronics Inc     Mnfr semiconductors
        02/01/99          02/01/99    MicroVision Corp                   Mnfr semiconductors
        11/02/98          05/03/99    Quality Semiconductor              Manufacture semiconductors
        07/24/98          12/23/98    Information Storage Devices        Mnfr voice recorded circuits
        05/04/98          10/26/98    Electronic Designs Inc             Mnfr memory components
        02/20/98          08/05/98    Now Technologies Inc               Mnfr semiconductor pkg sys
        02/11/98          04/01/98    WEB Tech-Cert Semiconduct Asts     Cert semiconductor equip asts
        01/21/98          05/15/98    BKC Semiconductors Inc             Mnfr semiconductor devices
        04/07/97          10/13/97    Advanced Delivery & Chem Sys       Mnfr semiconductor film
        11/05/96          03/14/97    Panatech Research & Development    Manufacture semiconductors
        10/18/96          10/18/96    Sensor Engineering                 Mnfr access control cards
        07/01/96          10/16/96    Interpoint Corp                    Mnfr microelelectrn circuits
        02/13/96          02/13/96    Radionics (Expamet Intl)           Mnfr electronic security sys
        05/08/95          11/09/95    Data Switch Corp                   Data processing equip, systems
        11/10/94          03/07/95    Margaux Inc                        Mnfr energy management systems
        09/13/94          01/27/95    nCHIP Inc                          Mnfr multichip modules
        06/01/94          08/11/94    PicoPower Technology Inc           Mnfr VLSI controller chips
        10/04/93          10/21/93    Resistance Technology Inc          Mnfr semiconductors
        02/18/93          08/31/93    SubMicron Systems Inc              Mnfr semiconductors
        11/12/92          12/02/92    Square D Co-Infrared               Infrared measurement division
        03/10/92          04/10/92    Acumos Inc                         Manufacture computer chips
        09/03/91          10/25/91    Crystal Semiconductor Corp         Mnfr integrated circuits
        05/23/91          06/03/91    Power General Corp                 Manufacture capacitors
        03/27/91          10/16/91    Western Digital Corp-LAN Bus       Manufacture microcircuits

                                                                                    OFFER AS PREMIUM
                                                                         AGG.      TO MKT. PRICE PRIOR
                                                             TRANS.     TRANS.       TO ANCMT. DATE
          DATE                                               VALUE      VALUE     ---------------------
        ANNOUNCED                    ACQUIROR                ($MIL)     ($MIL)      1 DAY       4 WK.
  ---------------------  --------------------------------   --------   --------   ---------   ---------
        11/30/99         ATMI Inc                             32.1       32.1         NA           NA
        09/20/99         Micro Component Technology Inc       19.8       19.4       27.7%       114.8%
        09/15/99         PMJ Automec Oy                       11.0       11.0         NA           NA
        07/02/99         Sumida Electric Co Ltd               36.0       36.0         NA           NA
        05/03/99         Pemstar Inc                          34.0       34.0         NA           NA
        03/04/99         Silicon Valley Group Inc             46.0       46.0         NA           NA
        02/11/99         Microsemi Corp                       24.1       22.2         NA           NA
        02/01/99         Electro Scientific Inds Inc          44.6       44.6         NA           NA
        11/02/98         IDT Inc                              36.1       36.1       62.4%       131.3%
        07/24/98         Windbond Electronic Corp             66.3       57.9       46.3%        44.6%
        05/04/98         Bowmar Instrument Corp               12.9       11.2         NM           NM
        02/20/98         ATMI Inc                             46.6       46.6         NA           NA
        02/11/98         Aetrium Inc                          23.6       23.6         NA           NA
        01/21/98         Microsemi Corp                       13.3       13.8       66.7%        66.7%
        04/07/97         Advanced Technology Materials        90.8       87.2         NA           NA
        11/05/96         Harbour Group Ltd                    29.2       26.2       55.6%        51.4%
        10/18/96         HID Corp                             11.2       11.2         NA           NA
        07/01/96         Crane Co                             52.8       65.1         NM           NM
        02/13/96         Detection Systems Inc                17.7       17.7         NA           NA
        05/08/95         General Signal Corp                  72.8       65.0       25.6%        57.0%
        11/10/94         Dover Diversified Inc                11.5       12.5         NA           NA
        09/13/94         Flextronics International Ltd        37.4       39.1         NA           NA
        06/01/94         Cirrus Logic Inc                     44.4       37.9         NA           NA
        10/04/93         Selas Corp of America                22.3       22.1         NA           NA
        02/18/93         Trinity Capital Enterprise           38.3       40.1         NA           NA
        11/12/92         Fairey Group PLC                     21.0       21.0         NA           NA
        03/10/92         Cirrus Logic Inc                     67.0       63.8         NA           NA
        09/03/91         Cirrus Logic Inc                     60.6       58.8         NA           NA
        05/23/91         Nidec Corp (Nippon Densan Corp)      10.1       10.1         NA           NA
        03/27/91         Standard Microsystems Corp           33.0       33.0         NA           NA


                                                       AGGREGATE TRANSACTION VALUE          MARKET VALUE
                                                          AS A MULTIPLE OF LTM           AS MULTIPLE OF LTM
          DATE                                      ---------------------------------   ---------------------
        ANNOUNCED                                     SALES       EBIT       EBITDA     NET INC.    BOOK VAL.
  ---------------------                             ---------   ---------   ---------   ---------   ---------
        11/30/99                                      1.6x           NA          NA       45.9x          NA
        09/20/99                                      1.1x           NM          NM          NM        2.1x
        09/15/99                                      1.2x           NA          NA          NA          NA
        07/02/99                                      0.7x           NA          NA          NA          NA
        05/03/99                                      0.4x           NA          NA          NA          NA
        03/04/99                                      0.5x           NM          NM          NM        1.4x
        02/11/99                                      0.5x           NM          NM          NM        1.0x
        02/01/99                                      3.2x           NA          NA          NA          NA
        11/02/98                                      0.5x           NM          NM          NM        1.1x
        07/24/98                                      1.1x           NM          NM          NM        1.2x
        05/04/98                                      0.3x         8.4x        4.1x        9.2x        1.1x
        02/20/98                                      3.1x           NA          NA          NA          NA
        02/11/98                                      3.5x           NM          NM          NA        8.4x
        01/21/98                                      1.2x        10.4x       10.4x       22.2x        3.8x
        04/07/97                                      4.0x        12.6x       11.8x       15.1x        8.3x
        11/05/96                                      2.4x        10.3x        8.9x       19.5x        3.7x
        10/18/96                                      0.7x           NA          NA          NA          NA
        07/01/96                                      0.7x         7.3x        5.9x        9.4x        2.0x
        02/13/96                                      0.4x           NA          NA          NA          NA
        05/08/95                                      0.8x         5.7x        4.4x       10.3x        3.2x
        11/10/94                                      0.6x           NM          NM          NM          NM
        09/13/94                                      4.4x           NM       62.1x       37.4x          NM
        06/01/94                                      2.0x        20.5x       19.4x       37.0x        6.2x
        10/04/93                                      1.1x         8.4x        5.6x       13.9x        2.5x
        02/18/93                                      1.5x        22.0x       18.9x      191.5x      127.7x
        11/12/92                                      1.3x        11.7x       11.7x          NA          NA
        03/10/92                                      1.8x           NA       79.8x       23.1x        9.4x
        09/03/91                                        NA           NA          NA          NA       12.4x
        05/23/91                                      0.6x           NA          NA          NA          NA
        03/27/91                                      0.3x           NA          NA          NA          NA
          TOP OF RANGE:        66.7%       131.3%     4.4x        22.0x       79.8x      191.5x      127.7x
          MEAN:                47.4%        77.6%     1.4x        11.7x       20.2x       36.2x       11.5x
          MEDIAN:              50.9%        61.9%     1.1x        10.4x       11.0x       20.8x        3.2x
          BOTTOM OF RANGE:     25.6%        44.6%     0.3x         5.7x        4.1x        9.2x        1.0x








----------------------------------
*  Industry defined by the following SIC codes for target companies:
            3674:    Semiconductor

Source: Securities Data Company

                    ACQUISITIONS OF SEMICONDUCTOR COMPANIES
                            DEAL SIZE--$25 TO $50 MM
                           JANUARY 1, 1990 TO PRESENT

          DATE              DATE
        ANNOUNCED         EFFECTIVE                TARGET                         DESCRIPTION
  ---------------------   ---------   --------------------------------   ------------------------------
        11/30/99          11/30/99    MST Analytics Inc                  Mnfr semiconductors
        07/02/99          08/25/99    Clare EMG Inc(CP Claire Corp)      Mnfr semiconductor switches
        05/03/99          06/10/99    Quadrus Contract Manufacturing     Mnfr semidconductors
        03/04/99          07/07/99    Watkins-Johnson-Atmospheric        Mnfr semiconductor mnfr prods
        02/01/99          02/01/99    MicroVision Corp                   Mnfr semiconductors
        11/02/98          05/03/99    Quality Semiconductor              Manufacture semiconductors
        02/20/98          08/05/98    Now Technologies Inc               Mnfr semiconductor pkg sys
        11/05/96          03/14/97    Panatech Research&Development      Manufacture semiconductors
        09/13/94          01/27/95    nCHIP Inc                          Mnfr multichip modules
        06/01/94          08/11/94    PicoPower Technology Inc           Mnfr VLSI controller chips
        02/18/93          08/31/93    SubMicron Systems Inc              Mnfr semiconductors
        03/27/91          10/16/91    Western Digital Corp-LAN Bus       Manufacture microcircuits

                                                                                    OFFER AS PREMIUM
                                                                         AGG.      TO MKT. PRICE PRIOR
                                                             TRANS.     TRANS.       TO ANCMT. DATE
          DATE                                               VALUE      VALUE     ---------------------
        ANNOUNCED                    ACQUIROR                ($MIL)     ($MIL)      1 DAY       4 WK.
  ---------------------  --------------------------------   --------   --------   ---------   ---------
        11/30/99         ATMI Inc                             32.1       32.1         NA           NA
        07/02/99         Sumida Electric Co Ltd               36.0       36.0         NA           NA
        05/03/99         Pemstar Inc                          34.0       34.0         NA           NA
        03/04/99         Silicon Valley Group Inc             46.0       46.0         NA           NA
        02/01/99         Electro Scientific Inds Inc          44.6       44.6         NA           NA
        11/02/98         IDT Inc                              36.1       36.1       62.4%       131.3%
        02/20/98         ATMI Inc                             46.6       46.6         NA           NA
        11/05/96         Harbour Group Ltd                    29.2       26.2       55.6%        51.4%
        09/13/94         Flextronics International Ltd        37.4       39.1         NA           NA
        06/01/94         Cirrus Logic Inc                     44.4       37.9         NA           NA
        02/18/93         Trinity Capital Enterprise           38.3       40.1         NA           NA
        03/27/91         Standard Microsystems Corp           33.0       33.0         NA           NA


                                                    AGGREGATE TRANSACTION VALUE          MARKET VALUE
                                                       AS A MULTIPLE OF LTM           AS MULTIPLE OF LTM
          DATE                                   ---------------------------------   ---------------------
        ANNOUNCED                                  SALES       EBIT       EBITDA     NET INC.    BOOK VAL.
  ---------------------                          ---------   ---------   ---------   ---------   ---------
        11/30/99                                   1.6x           NA          NA       45.9x          NA
        07/02/99                                   0.7x           NA          NA          NA          NA
        05/03/99                                   0.4x           NA          NA          NA          NA
        03/04/99                                   0.5x           NM          NM          NM        1.4x
        02/01/99                                   3.2x           NA          NA          NA          NA
        11/02/98                                   0.5x           NM          NM          NM        1.1x
        02/20/98                                   3.1x           NA          NA          NA          NA
        11/05/96                                   2.4x        10.3x        8.9x       19.5x        3.7x
        09/13/94                                   4.4x           NM       62.1x       37.4x          NM
        06/01/94                                   2.0x        20.5x       19.4x       37.0x        6.2x
        02/18/93                                   1.5x        22.0x       18.9x          NM          NM
        03/27/91                                   0.3x           NA          NA          NA          NA
          TOP OF RANGE:     62.4%       131.3%     4.4x        22.0x       62.1x       45.9x        6.2x
          MEAN:             59.0%        91.3%     1.7x        17.6x       27.3x       34.9x        3.1x
          MEDIAN:           59.0%        91.3%     1.6x        20.5x       19.1x       37.2x        2.6x
          BOTTOM OF RANGE:  55.6%        51.4%     0.3x        10.3x        8.9x       19.5x        1.1x






----------------------------------
*  Industry defined by the following SIC codes for target companies:
            3674:    Semiconductor

Source: Securities Data Company

                    ACQUISITIONS OF SEMICONDUCTOR COMPANIES
                           JANUARY 1, 1990 TO PRESENT

          DATE              DATE
        ANNOUNCED         EFFECTIVE                TARGET                          DESCRIPTION
  ---------------------   ---------   --------------------------------   -------------------------------
        02/29/00          05/05/00    CVC Inc                            Mnfr fabrication equipment
        12/20/99          03/13/00    Maker Communications Inc           Manufacture silicon technology
        11/30/99          11/30/99    MST Analytics Inc                  Mnfr semiconductors
        09/20/99          02/01/00    Aseco Corp                         Mnfr integrated circuits
        09/15/99          09/15/99    Cencorp (DII Group)                Mnfr, equip for circuit boards
        09/13/99          12/01/99    Smart Modular Technologies Inc     Mnfr memory modules
        07/23/99          10/15/99    Unitrode Corp                      Manufacture semiconductors
        07/02/99          08/25/99    Clare EMG Inc (CP Claire Corp)     Mnfr semiconductor switches
        06/02/99          08/16/99    Harris Corp-Semiconductor          Mnfr semiconductors
        05/11/99          08/05/99    Motorola-Semiconductor Grp         Mnfr semiconductor components
        05/03/99          06/10/99    Quadrus Contract Manufacturing     Mnfr semidconductors
        04/21/99          06/15/99    Vantis Corp                        Mnfr semiconductors
        04/20/99          04/20/99    Hycomp Inc (XCEL Corp)             Mnfr microelectronic circuits
        03/04/99          08/10/99    Level One Communications Inc       Mnfr integrated circuits
        03/04/99          07/07/99    Watkins-Johnson-Atmospheric        Mnfr semiconductor mnfr prods
        02/22/99          06/22/99    SEEQ Technology Inc                Mnfr semiconductors
        02/11/99          04/15/99    Linfinity Microelectronics Inc     Mnfr semiconductors
        02/01/99          02/01/99    MicroVision Corp                   Mnfr semiconductors
        01/22/99          06/01/99    Paradise Electronics Inc           Dvlp, whl integrated circuits
        11/02/98          05/03/99    Quality Semiconductor              Manufacture semiconductors
        10/22/98          11/10/98    Synergy Semiconductor Corp         Manufacture semiconductors
        07/24/98          12/23/98    Information Storage Devices        Mnfr voice recorded circuits
        07/13/98          08/05/98    Concept Systems Design Inc         Mnfr epitaxial systems
        06/18/98          10/01/98    Texas Instruments-MMP Bus          Mnfr semiconductor memory prod
        05/04/98          10/26/98    Electronic Designs Inc             Mnfr memory components
        03/02/98          08/03/98    Benchmarq Microelectronics Inc     Mnfr microprocessors
        02/11/98          04/01/98    WEB Tech-Cert Semiconduct Asts     Cert semiconductor equip asts
        01/21/98          05/15/98    BKC Semiconductors Inc             Mnfr semiconductor devices
        11/27/97          12/31/97    Raytheon Electronics               Mnfr analog semiconductors
        07/28/97          11/17/97    Cyrix Corp                         Mnfr PC units, microprocessors
        07/21/97          02/27/98    Zilog Inc                          Manufacture semiconductors
        04/07/97          10/13/97    Advanced Delivery & Chem Sys       Mnfr semiconductor film
        04/07/97          04/17/97    Film Microelectronics Inc          Mnfr integrated circuits
        01/14/97          04/30/97    Tencor Instruments Inc             Mnfr test instruments
        11/05/96          03/14/97    Panatech Research & Development    Manufacture semiconductors
        11/04/96          01/10/97    Metacomp Inc                       Dvlp central processing units
        10/18/96          10/18/96    Sensor Engineering                 Mnfr access control cards
        07/01/96          09/25/96    Brooktree Corp                     Manufacture semiconductors
        07/01/96          10/16/96    Interpoint Corp                    Mnfr microelelectrn circuits
        06/10/96          08/23/96    Orbit Semiconductor Inc            Manufacture semiconductors
        02/13/96          02/13/96    Radionics (Expamet Intl)           Mnfr electronic security sys
        10/20/95          01/17/96    NexGen Inc                         Manufacture microprocessors
        05/08/95          11/09/95    Data Switch Corp                   Data processing equip, systems
        04/03/95          04/03/95    ARK Logic (Integrated Circuit)     Mnfr display adapter chips
        03/23/95          09/29/95    Pulse Engineering Inc              Mnfr solid state modules
        03/10/95          06/30/95    M/A-COM Inc                        Mnfr semiconductors,circuits
        11/10/94          03/07/95    Margaux Inc                        Mnfr energy management systems
        09/13/94          01/27/95    nCHIP Inc                          Mnfr multichip modules
        07/27/94          09/21/94    IRT Corp                           Automated inspection products
        06/01/94          08/11/94    PicoPower Technology Inc           Mnfr VLSI controller chips
        01/18/94          01/18/94    Marconi Circuit Technology         Mnfr semiconductors
        10/04/93          10/21/93    Resistance Technology Inc          Mnfr semiconductors
        03/10/93          03/10/93    Liberty Engineering Inc            Manufacture semiconductors
        02/18/93          08/31/93    SubMicron Systems Inc              Mnfr semiconductors
        02/10/93          03/17/93    Rhetorex Inc                       Mnfr semiconductors
        12/07/92          03/18/93    Diodes Inc                         Mnfr, whl semiconductors
        11/12/92          12/02/92    Square D Co-Infrared               Infrared measurement division
        03/12/92          06/29/92    MIPS Computer Systems Inc          Mnfr semiconductors
        01/15/92          02/18/92    Plus Logic Inc                     Manufacture semiconductors
        05/23/91          06/03/91    Power General Corp                 Manufacture capacitors
        03/27/91          10/16/91    Western Digital Corp-LAN Bus       Manufacture microcircuits
        07/31/90          12/24/90    Siliconix Inc                      Mnfr integrated circuits
        02/02/90          04/01/90    Diodes Inc                         Mnfr, whl semiconductors

                                                                                    OFFER AS PREMIUM
                                                                         AGG.      TO MKT. PRICE PRIOR
                                                             TRANS.     TRANS.       TO ANCMT. DATE
          DATE                                               VALUE      VALUE     ---------------------
        ANNOUNCED                    ACQUIROR                ($MIL)     ($MIL)      1 DAY       4 WK.
  ---------------------  --------------------------------   --------   --------   ---------   ---------
        02/29/00         Veeco Instruments Inc                441.9      445.0      10.2%        88.0%
        12/20/99         Conexant Systems Inc                 846.7      828.6      34.2%        83.8%
        11/30/99         ATMI Inc                              32.1       32.1         NA          NA
        09/20/99         Micro Component Technology Inc        19.8       19.4      27.7%       114.8%
        09/15/99         PMJ Automec Oy                        11.0       11.0         NA          NA
        09/13/99         Solectron Corporation               1937.6     1816.5      68.2%        98.9%
        07/23/99         Texas Instruments Inc                847.9      751.3         NM          NM
        07/02/99         Sumida Electric Co Ltd                36.0       36.0         NA          NA
        06/02/99         Intersil Corp                        700.0      700.0         NA          NA
        05/11/99         Investor Group                      1600.0     1600.0         NA          NA
        05/03/99         Pemstar Inc                           34.0       34.0         NA          NA
        04/21/99         Lattice Semiconductor Corp           500.0      426.4         NA          NA
        04/20/99         Undisclosed Acquiror                   0.8        0.8         NA          NA
        03/04/99         Intel Corp                          2272.7     2338.4      52.3%        35.8%
        03/04/99         Silicon Valley Group Inc              46.0       46.0         NA          NA
        02/22/99         LSI Logic Corp                       104.3       98.1      46.9%       117.0%
        02/11/99         Microsemi Corp                        24.1       22.2         NA          NA
        02/01/99         Electro Scientific Inds Inc           44.6       44.6         NA          NA
        01/22/99         Genesis Microchip Inc                133.3      132.1         NA          NA
        11/02/98         IDT Inc                               36.1       36.1      62.4%       131.3%
        10/22/98         Micrel Inc                             9.9       15.7         NA          NA
        07/24/98         Windbond Electronic Corp              66.3       57.9      46.3%        44.6%
        07/13/98         Mattson Technology Inc                 7.0        6.6         NA          NA
        06/18/98         Micron Technology Inc               1285.8     1285.8         NA          NA
        05/04/98         Bowmar Instrument Corp                12.9       11.2         NM          NM
        03/02/98         Unitrode Corp                        150.6      145.5      15.8%        67.2%
        02/11/98         Aetrium Inc                           23.6       23.6         NA          NA
        01/21/98         Microsemi Corp                        13.3       13.8      66.7%        66.7%
        11/27/97         Fairchild Semiconductor Corp         120.0      119.8         NA          NA
        07/28/97         National Semiconductor Corp          566.4      619.0      30.3%        29.5%
        07/21/97         Texas Pacific Group Inc              396.8      389.0         NM          NM
        04/07/97         Advanced Technology Materials         90.8       87.2         NA          NA
        04/07/97         SatCon Technology Corp                 2.7        3.0         NA          NA
        01/14/97         KLA Instruments Corp                1343.6     1230.8      33.1%        70.2%
        11/05/96         Harbour Group Ltd                     29.2       26.2      55.6%        51.4%
        11/04/96         Patriot Scientific Corp                2.5        2.5         NA          NA
        10/18/96         HID Corp                              11.2       11.2         NA          NA
        07/01/96         Rockwell International Corp          261.8      258.9      42.9%        16.5%
        07/01/96         Crane Co                              52.8       65.1         NM          NM
        06/10/96         DII Group Inc                        118.3                 37.8%        57.2%
        02/13/96         Detection Systems Inc                 17.7       17.7         NA          NA
        10/20/95         Advanced Micro Devices Inc           755.5      722.2         NM          NA
        05/08/95         General Signal Corp                   72.8       65.0      25.6%        57.0%
        04/03/95         Integrated Circuit Systems Inc         2.0        1.9         NA          NA
        03/23/95         Technitrol Inc                       100.0       94.1     189.2%       209.9%
        03/10/95         AMP Inc                              292.8      351.5      52.0%        49.3%
        11/10/94         Dover Diversified Inc                 11.5       12.5         NA          NA
        09/13/94         Flextronics International Ltd         37.4       39.1         NA          NA
        07/27/94         Thermo Instrument Systems Inc          6.8       11.3         NA          NA
        06/01/94         Cirrus Logic Inc                      44.4       37.9         NA          NA
        01/18/94         Aeroflex Laboratories (ARX Inc)        7.0        7.0         NA          NA
        10/04/93         Selas Corp of America                 22.3       22.1         NA          NA
        03/10/93         Chevalier Engineering Inc              0.5        0.5         NA          NA
        02/18/93         Trinity Capital Enterprise            38.3       40.1         NA          NA
        02/10/93         VMX Inc                                6.3        5.6         NA          NA
        12/07/92         Lite-On Power Semiconductor            0.4       (0.7)        NA          NA
        11/12/92         Fairey Group PLC                      21.0       21.0         NA          NA
        03/12/92         Silicon Graphics Inc                 217.7      160.4         NM          NM
        01/15/92         Xilinx Inc                             3.6        2.4         NA          NA
        05/23/91         Nidec Corp (Nippon Densan Corp)       10.1       10.1         NA          NA
        03/27/91         Standard Microsystems Corp            33.0       33.0         NA          NA
        07/31/90         AEG AG (Daimler-Benz AG)               2.0        2.0         NA          NA
        02/02/90         Silitek Corp                           1.9        1.5      36.4%        15.4%


                                                     AGGREGATE TRANSACTION VALUE          MARKET VALUE
                                                        AS A MULTIPLE OF LTM           AS MULTIPLE OF LTM
          DATE                                    ---------------------------------   ---------------------
        ANNOUNCED                                   SALES       EBIT       EBITDA     NET INC.    BOOK VAL.
  ---------------------                           ---------   ---------   ---------   ---------   ---------
        02/29/00                                     4.8x          NM       53.0x          NM        9.0x
        12/20/99                                    60.9x          NM          NM          NM       14.7x
        11/30/99                                     1.6x          NA          NA       45.9x          NA
        09/20/99                                     1.1x          NM          NM          NM        2.1x
        09/15/99                                     1.2x          NA          NA          NA          NA
        09/13/99                                     2.0x       26.4x       23.2x       37.8x        6.0x
        07/23/99                                     4.5x       36.3x       20.7x       48.2x        3.9x
        07/02/99                                     0.7x          NA          NA          NA          NA
        06/02/99                                     1.3x          NA          NA          NA          NA
        05/11/99                                     1.1x          NM          NM          NA        2.1x
        05/03/99                                     0.4x          NA          NA          NA          NA
        04/21/99                                     2.1x       19.7x       16.8x       29.1x        9.1x
        04/20/99                                     0.3x          NA          NA          NA          NA
        03/04/99                                     8.0x       50.7x       36.4x       72.1x       12.5x
        03/04/99                                     0.5x          NM          NM          NM        1.4x
        02/22/99                                     3.7x          NM          NM          NM        7.3x
        02/11/99                                     0.5x          NM          NM          NM        1.0x
        02/01/99                                     3.2x          NA          NA          NA          NA
        01/22/99                                    34.8x          NM          NM          NM       88.9x
        11/02/98                                     0.5x          NM          NM          NM        1.1x
        10/22/98                                     0.4x        5.6x        3.2x        4.5x        1.5x
        07/24/98                                     1.1x          NM          NM          NM        1.2x
        07/13/98                                     0.5x          NM          NM          NM        0.8x
        06/18/98                                     0.8x          NM       51.1x          NM          NA
        05/04/98                                     0.3x        8.4x        4.1x        9.2x        1.1x
        03/02/98                                     3.2x       14.5x       12.1x       19.6x        4.6x
        02/11/98                                     3.5x          NM          NM          NA        8.4x
        01/21/98                                     1.2x       10.4x       10.4x       22.2x        3.8x
        11/27/97                                     1.5x       10.5x        6.7x       17.4x        2.7x
        07/28/97                                     2.8x          NM       38.8x          NM        4.5x
        07/21/97                                     1.4x       19.6x        5.0x       26.5x        1.2x
        04/07/97                                     4.0x       12.6x       11.8x       15.1x        8.3x
        04/07/97                                     0.6x          NM          NM          NM       27.0x
        01/14/97                                     3.0x       12.0x       10.5x       20.0x        3.9x
        11/05/96                                     2.4x       10.3x        8.9x       19.5x        3.7x
        11/04/96                                     1.3x          NA          NA          NA          NA
        10/18/96                                     0.7x          NA          NA          NA          NA
        07/01/96                                     1.8x          NM       23.5x       37.4x        1.8x
        07/01/96                                     0.7x        7.3x        5.9x        9.4x        2.0x
        06/10/96                                       NA          NA          NA       22.3x        3.1x
        02/13/96                                     0.4x          NA          NA          NA          NA
        10/20/95                                    34.7x          NM          NM          NM       16.5x
        05/08/95                                     0.8x        5.7x        4.4x       10.3x        3.2x
        04/03/95                                     1.3x          NM          NM          NM        5.0x
        03/23/95                                     1.4x          NM          NM          NM        2.3x
        03/10/95                                     1.0x       47.2x       47.2x          NM        2.5x
        11/10/94                                     0.6x          NM          NM          NM          NM
        09/13/94                                     4.4x          NM       62.1x       37.4x          NM
        07/27/94                                     0.6x        5.5x        3.7x        9.7x        5.7x
        06/01/94                                     2.0x       20.5x       19.4x       37.0x        6.2x
        01/18/94                                     0.4x          NM          NM          NM        1.3x
        10/04/93                                     1.1x        8.4x        5.6x       13.9x        2.5x
        03/10/93                                       NA          NM          NM          NM          NA
        02/18/93                                     1.5x       22.0x       18.9x          NM          NM
        02/10/93                                     1.0x        9.4x        8.1x       15.8x        6.3x
        12/07/92                                       NM       47.9x          NM          NA        0.1x
        11/12/92                                     1.3x       11.7x       11.7x          NA          NA
        03/12/92                                     1.1x          NM          NM          NM        1.9x
        01/15/92                                     1.4x          NM          NM          NM       18.0x
        05/23/91                                     0.6x          NA          NA          NA          NA
        03/27/91                                     0.3x          NA          NA          NA          NA
        07/31/90                                       NA          NM        4.0x          NM        0.1x
        02/02/90                                     0.1x          NM        7.2x          NM        0.4x
           TOP OF RANGE:     189.2%       209.9%    60.9x       50.7x       62.1x       72.1x       88.9x
           MEAN:              49.1%        73.9%     3.7x       18.4x       18.4x       25.2x        6.9x
           MEDIAN:            42.9%        66.7%     1.2x       12.0x       11.7x       20.0x        3.2x
           BOTTOM OF RANGE:   10.2%        15.4%     0.1x        5.5x        3.2x        4.5x        0.1x

----------------------------------
*  Industry defined by the following SIC codes for target companies:
            3674:    Semiconductor

Source: Securities Data Company

                             GATEFIELD CORPORATION
          TRADING MULTIPLES OF SELECTED SMALL CAP COMPARABLE COMPANIES
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             MARKET VALUE     TOTAL CAPITALIZATION TO REVENUE RATIOS
                                      SHARES       SHARE      OF COMMON     ------------------------------------------
                                    OUTSTANDING    PRICE        STOCK       LAST TWELVE      CALENDAR       CALENDAR
                                      (000S)      05/22/00      (000S)         MONTHS       2000 EST.      2001 EST.
                                    -----------   --------   ------------   ------------   ------------   ------------
XLNX                                  321,293      $64.94    $20,864,767       23.1x          20.4x          12.9x
QUIK                                   22,192       28.19        625,592       13.7x          10.7x           7.9x
ALTR                                  199,068       79.52     15,829,887       18.0x          12.2x           9.0x

Summary Multiples:
                                      Top of Range:                            23.1x          20.4x          12.9x
                                      Mean:                                    18.3x          14.4x          10.0x
                                      Bottom of Range:                         13.7x          10.7x           7.9x

GATE (Deal *)                           6,304        5.25    $    33,097       20.3x           1.7x           1.0x
GATE (Deal **)                          7,430        5.25    $    39,007       23.5x           2.0x           1.2x

                                            MARKET VALUE OF COMMON STOCK
                                              SHARE RATIOS (P/E RATIOS)               MARKET
                                    ---------------------------------------------    VALUE TO
                                     LAST TWELVE      CALENDAR        CALENDAR      BOOK VALUE
                                       MONTHS         2000 EST.       2001 EST.       RATIOS
                                    -------------   -------------   -------------   ----------
XLNX                                    59.5x           87.8x           56.0x         17.5x
QUIK                                   108.6x           58.1x           36.1x         16.0x
ALTR                                    64.0x           46.2x           33.8x         12.9x
Summary Multiples:
                                       108.6x           87.8x           56.0x         17.5x
                                        77.4x           64.0x           42.0x         15.5x

                                        59.5x           46.2x           33.8x         12.9x
GATE (Deal *)                              NM            8.0x            2.6x            NM
GATE (Deal **)                             NM            9.5x            3.0x            NM

------------------------------

*--Actel will pay $5.25 cash for each outstanding share of GateField Common Stock; based on outstanding on record date 6,304,231

**--Actel will pay $5.25 cash for each outstanding share of GateField Common Stock; based on fully diluted 7,429,816

Needham & Company, Inc.

                                                     GATEFIELD CORPORATION
                                        Summary Figures for Selected Comparable Companies
                                  -----------------------------------------------------------
                                          (Dollars in thousands, except per share data)

                        Market Value                                                 Total Net
                          of Common                                                   Debt and                Share-
                           Stock               Total            Cash &                 Equity                 holders'
                           (000s)              Debt           Equivalents          Capitalization              Equity
                     ------------------    -------------   -----------------   ---------------------    ---------------------
XLNX                      $20,864,767              $0             $80,548             $20,784,219                 $1,194,071
QUIK                          625,592             645              33,436                 592,801                     39,003
ALTR                       15,829,887               0             270,161              15,559,726                  1,226,407

GATE                          $22,526          $8,263              $3,954                 $26,835                   $(11,548)


                                               Revenues                                            Net Income
                     ----------------------------------------------------------    ----------------------------------------------
                        Last Twelve            Calendar              Calendar        Last Twelve         Calendar       Calendar
                          Months              2000 Est.             2001 Est.          Months           2000 Est.       2001 Est.
                     -----------------     ------------------     -------------    ----------------   --------------  ------------
XLNX                    $898,734              $1,021,000             $1,605,600         $220,583          $652,500       $412,000
QUIK                      43,404                  55,458                 75,250            4,625                NA             NA
ALTR                     862,059               1,274,200              1,723,100          259,160           363,200        507,500

GATE                      $1,846                 $21,742                $36,400          $(9,106)           $3,750        $11,706


                   Sources:       Last Twelve Months - Company
                                  Forecasts - Needham & Company and ZACKS.

COMPANY                                     XLNX           QUIK           ALTR           GATE
-------------------                    -------------  --------------  ------------  ------------
Latest Fiscal Year Ended                      Mar-99          Dec-99        Dec-99        Dec-99
Latest Interim Period Ended                   Jan-00          Mar-99        Mar-99        Mar-99

Ticker/Exchange                           XLNX/NASD       QUIK/NASD     ALTR/NASD      GATE/OTC

MARKET INFORMATION
Stock Price                 5/22/00           $64.94          $28.19        $79.52         $4.78
Shares Outstanding                           321,293          22,192       199,068         4,712
Market Value of Common Stock             $20,864,767        $625,592   $15,829,887       $22,526
Total Capitalization (b)                 $20,784,219        $592,801   $15,559,726       $26,835
Current P/E Ratio                               59.5           108.6          64.0          (9.1)

BALANCE SHEET INFORMATION
Cash & Equivalents                           $80,548         $33,436      $270,161         $3,954
Short-Term Debt (d)                               $0            $494            $0           $244
Long-Term Debt (d)                                $0            $151            $0         $8,019
Shareholders' Equity                      $1,194,071         $39,003    $1,226,407       $(11,548)
Long Term Debt/Total Capital                     0.0%            0.4%          0.0%        -227.2%
Total Assets                              $1,390,937         $51,611    $1,589,649         $5,819
Working Capital                             $684,515         $32,768      $887,129        $(1,784)
Adjusted Working Capital (g)                $603,967           $(174)     $616,968        $(5,494)

INCOME STATEMENT INFORMATION (a)

REVENUES (e)
    Calendar - 2001 Est.                  $1,605,600         $75,250    $1,723,100        $36,400
    Calendar - 2000 Est.                   1,021,000          55,458     1,274,200         21,742
    Last Twelve Months                       898,734          43,404       862,059          1,846
    Fiscal 1999                              661,983          39,785       836,623          1,987
    Fiscal 1998                              613,593          30,007       654,342          7,700
    Fiscal 1997                              568,143          28,460       631,114         15,503
    Fiscal 1996                              560,800          23,758       497,310         33,580
    Fiscal 1995                              355,130          15,148       401,600         51,120

5 Year Compound Annual Growth Rate              14.3%           24.2%         19.0%         -54.9%

NET INCOME
    Calendar - 2001 Est.                    $412,000              NA      $507,500        $11,706
    Calendar - 2000 Est.                     652,500              NA       363,200          3,750
    Last Twelve Months                       220,583           4,625       259,160         (9,106)
    Fiscal 1999                              134,474 (m)       3,161       231,578 (i)     (9,964)
    Fiscal 1998                              123,868 (r)         245       164,827 (j)     (8,268)
    Fiscal 1997                              110,376          (5,339)      151,517 (k)    (15,384) (h)
    Fiscal 1996                              101,450          (3,597)      109,140        (21,380)
    Fiscal 1995                               59,280          (4,707)       86,870          1,960

5 Year Compound Annual Growth Rate              20.2%             NM          26.8%            NM

                                          Backup Statistics of Selected Comparable Companies
                                       ---------------------------------------------------------
COMPANY                                     XLNX           QUIK           ALTR           GATE
-------------------                    -------------  --------------  ------------  ------------
EARNINGS PER SHARE
    Calendar - 2001 Est.                    $1.16          $0.78          $2.35          $1.67
    Calendar - 2000 Est.                     0.74           0.49           1.72           0.54
    Last Twelve Months                       1.09           0.26           1.24          (0.52)
    Fiscal 1999                              0.87           0.19           1.12          (2.30)
    Fiscal 1998                              0.77           0.02           0.81          (2.00)
    Fiscal 1997                              0.69          (1.65)          0.74          (5.08)
    Fiscal 1996                              0.32          (1.21)          0.58           2.07
    Fiscal 1995                              0.20          (1.60)          0.48           2.12

5 Year Compound Annual Growth Rate           46.6%            NM           22.4%            NM

GROSS MARGIN
    Last Twelve Months                       62.3%          57.6%          62.1%          45.8%
    Fiscal 1999                              62.0%          57.0%          64.0%          34.7%
    Fiscal 1998                              62.4%          52.3%          61.9%           5.1%
    Fiscal 1997                              62.3%          40.8%          62.5%          29.7%

3 Year Average Gross Margin                  62.2%          50.0%          62.8%          23.2%

OPERATING MARGIN
    Last Twelve Months                       30.3%           8.7%          39.3%        -435.2%
    Fiscal 1999                              27.5%           6.8%          36.6%        -450.2%
    Fiscal 1998                              28.3%           0.1%          35.4%        -104.7%
    Fiscal 1997                              28.9%         -19.7%          36.0%         -97.4%

3 Year Average Operating Margin              28.2%          -4.3%          36.0%        -217.4%

NET MARGIN
    Calendar - 2001 Est.                     25.7%            NA           29.5%          32.2%
    Calendar - 2000 Est.                     63.9%            NA           28.5%          17.2%
    Last Twelve Months                       24.5%          10.7%          30.1%        -493.3%
    Fiscal 1999                              20.3%           7.9%          27.7%        -501.5%
    Fiscal 1998                              20.2%           0.8%          25.2%        -107.4%
    Fiscal 1997                              19.4%         -18.8%          24.0%         -99.2%

3 Year Average Net Margin                    20.0%          -3.3%          25.6%        -236.0%

OPERATING CASH FLOW (c)
    Last Twelve Months                   $311,291         $5,542       $368,180         (7,241)
    Fiscal 1999                           214,086          4,345        335,438         (8,052)
    Fiscal 1998                           206,577          1,304        261,881         (6,195)
    Fiscal 1997                                NA         (4,564)       254,060        (11,977)

3 Year Compound Growth Rate                    NM             NM           14.9%         -18.0%

Needham & Company, Inc.

                                  GATEFIELD CORPORATION
                        Relative Comparison of Selected Comparable Companies
                   ------------------------------------------------------------

         Comparison of Revenue Growth                           Comparison of Net Margins
     -----------------------------------                      -----------------------------
            Projected 2001/2000                                 Projected 2001 Net Margin
    (1)  GATE                     67.4%                       (1)    GATE             32.2%
    (2)  XLNX                     57.3%                       (2)    ALTR             29.5%
    (3)  QUIK                     35.7%                       (3)    XLNX             25.7%
    (4)  ALTR                     35.2%                       (4)    QUIK               NA

       Last Fiscal Year Revenue Growth                        Last Twelve Months Net Margin
     -----------------------------------                      -----------------------------
    (1)  ALTR                     27.9%                       (1)    ALTR             30.1%
    (2)  QUIK                     32.6%                       (2)    XLNX             24.5%
    (3)  XLNX                      7.9%                       (3)    QUIK             10.7%
    (4)  GATE                    -74.2%                       (4)    GATE           -493.3%

         5 Year Historical Revenue CGR                           3 Year Average Net Margin
     -----------------------------------                      -----------------------------
    (1)  QUIK                     24.2%                       (1)    ALTR             25.6%
    (2)  ALTR                     19.0%                       (2)    XLNX             20.0%
    (3)  XLNX                     14.3%                       (3)    QUIK             -3.3%
    (4)  GATE                    -54.9%                       (4)    GATE           -236.0%

Needham & Company, Inc.

                                  GATEFIELD CORPORATION
                        Relative Comparison of Selected Comparable Companies
                   ------------------------------------------------------------

Last Twelve Months Gross Margin       Last Twelve Months Operating Margin              Latest Fiscal Year Return on Average Equity
-------------------------------       -----------------------------------              -------------------------------------------
(1)   XLNX            62.3%           (1)   ALTR                     39.3%             (1)    GATE                          130.0%
(2)   ALTR            62.1%           (2)   XLNX                     30.3%             (2)    ALTR                           18.3%
(3)   QUIK            57.6%           (3)   QUIK                      8.7%             (3)    QUIK                           17.5%
(4)   GATE            45.8%           (4)   GATE                   -435.2%             (4)    XLNX                           13.4%

3 Year Average Gross Margin             3 Year Average Operating Margin                      Total Debt/Total Capital
----------------------------          -----------------------------------              -------------------------------------------
(1)   ALTR            62.8%           (1)   ALTR                     36.0%             (1)    GATE                         -220.1%
(2)   XLNX            62.2%           (2)   XLNX                     28.2%             (2)    XLNX                            2.3%
(3)   QUIK            50.0%           (3)   QUIK                     -4.3%             (3)    QUIK                            4.4%
(4)   GATE            23.2%           (4)   GATE                   -217.4%             (4)    ALTR                           35.0%

 Footnotes
-----------------------------
    (a)       All figures exclude extraordinary items.
    (b) Total Capitalization is defined as Market Value plus Long Term Debt less Cash.
    (c) Operating Cash Flow is defined as Operating Income plus Depreciation and Amortization.
    (d)       Debt includes Capitalized Lease Obligations.
    (e)       Excludes income from interest and extraordinary sources.
    (f)       Three Year Compound Annual Growth Rate
    (g) Adjusted Working Capital is defined as Working Capital less Cash plus Short Term Debt.
    (h) Excludes extraordinary item loss on early extinguishment of debt $1,048,000
    (i)       Excludes equity in loss of WaferTech, LLC $7,584,000
    (j)       Excludes equity in loss of WaferTech, LLC $10,440,000
    (k)       Excludes cumulative effect of change in accounting principle
              $18,064,000
    (l)       Excludes contract termination and legal $28,309,000
    (m) Excludes equity loss in joint venture $5,236,000 & cumulative effect of change in accounting principle $26,646,000
    (n)       Excludes cumulative effect of change in accounting principle
              $26,646,000
    (o)       Excludes write-off of discounted product family $5,000,000
    (p)       Excludes equity in loss of WaferTech, LLC $1,397,000
    (q)       Excludes equity in loss of WaferTech, LLC $1,976,000
    (r)       Excludes equity income in joint venture $2,719,000

Needham & Company, Inc.
Housekeeping

                                                  Summary Statistics of Comparable Companies
                                  -------------------------------------------------------------------------
COMPANY                                XLNX                QUIK               ALTR                GATE
------------------                -------------       -------------      ---------------      -------------
Latest Fiscal Year Ended               Jan-00              Dec-99              Dec-99              Dec-99
Latest Interim Period Ended            Mar-99              Mar-99              Mar-99              Mar-99

Ticker/Exchange                   XLNX/NASD           QUIK/NASD           ALTR/NASD              GATE/OTC

Revenues
Last Fiscal Year                     $661,983             $39,785            $836,623              $1,987
Plus: interim period                  714,424              12,216              94,590                 312
Less: year ago interim                477,673               8,597              69,154                 453
LAST 12 MONTHS                       $898,734             $43,404            $862,059              $1,846

Net Income
Last Fiscal Year                     $134,474              $3,161            $231,578             $(9,964)
Plus: interim period                  176,093               1,746              76,533 (p)          (1,339)
Less: year ago interim                 89,984 (n)             282              48,951 (q)          (2,197)
LAST 12 MONTHS                       $220,583              $4,625            $259,160             $(9,106)

LAST FISCAL YEAR:
EQUITY - Beginning of Year           $941,238               $(975)         $1,093,331             $(5,038)
EQUITY - End of Year               $1,070,248             $37,005          $1,439,599            $(10,297)

Operating Income
Last Fiscal Year                     $181,974              $2,709            $306,022             $(8,946)
Plus: interim period                  221,990               1,310             100,371              (1,285)
Less: year ago interim                131,363                 239              67,902              (2,197)
LAST 12 MONTHS                       $272,601              $3,780            $338,491             $(8,034)

Depreciation & Amortization
Last Fiscal Year                      $32,112              $1,636             $29,416                $894
Plus: interim period                   31,221                 493               7,721                 146
Less: year ago interim                 24,643                 367               7,448                 247
LAST 12 MONTHS                        $38,690              $1,762             $29,689                $793

Earnings Per Share
Last Fiscal Year                        $0.87               $0.19               $1.12              $(2.30)
Plus: interim period                     0.52                0.09                0.36               (0.28)
Less: year ago interim                   0.30                0.02                0.24               (0.52)
LAST 12 MONTHS                          $1.09               $0.26               $1.24              $(2.06)

Cost of Sales
Last Fiscal Year                                $251,266            $17,103             $301,322            $1,297
Plus: interim period                             269,539              5,015               94,590                78
Less: year ago interim                           182,172              3,722               69,154               375
LAST 12 MONTHS                                  $338,633            $18,396             $326,758            $1,000

Cost of Sales - Historical   1999               $251,266            $17,103             $301,322            $1,297
                             1998                230,690             14,303              249,474             7,307
                             1997                214,337             16,855              236,958            10,903

Op. Inc. - Historical        1999               $181,974             $2,709             $306,022           $(8,946)
                             1998                173,868                 42              231,843            (8,061)
                             1997                164,061 (o)         (5,611) (l)         226,955           (15,101)

Dep. & Amrt. - Historical    1999                $32,112             $1,636              $29,416              $894
                             1998                 32,709              1,262               30,038             1,866
                             1997                 27,997              1,047               27,105             3,124

                                       ACQUISITIONS OF SEMICONDUCTOR COMPANIES
                                              JANUARY 1, 1990 TO PRESENT

                                              OFFER AS PREMIUM
                                             TO MKT. PRICE PRIOR           AGGREGATE TRANSACTION VALUE          MARKET VALUE
                                               TO ANCMT. DATE                 AS A MULTIPLE OF LTM            AS MULTIPLE OF LTM
                                           ------------------------    ----------------------------------   -----------------------
                                              1 DAY       4 WK.          SALES        EBIT       EBITDA      NET INC.     BOOK VAL.
                                           ---------   ------------    ----------  ----------  ----------   ----------  -----------
                           --------------------------------------------------------------------------------------------------------
DEAL SIZE $10-$100         TOP OF RANGE:      66.7%        131.3%         4.4x        22.0x       79.8x        191.5x       127.7x
                           MEAN:              47.4%         77.6%         1.4x        11.7x       20.2x         36.2x        11.5x
                           MEDIAN:            50.9%         61.9%         1.1x        10.4x       11.0x         20.8x         3.2x
                           BOTTOM OF RANGE:   25.6%         44.6%         0.3x         5.7x        4.1x          9.2x         1.0x
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
DEAL SIZE $25-$50          TOP OF RANGE:      62.4%        131.3%         4.4x        22.0x       62.1x         45.9x         6.2x
                           MEAN:              59.0%         91.3%         1.7x        17.6x       27.3x         34.9x         3.1x
                           MEDIAN:            59.0%         91.3%         1.6x        20.5x       19.1x         37.2x         2.6x
                           BOTTOM OF RANGE:   55.6%         51.4%         0.3x        10.3x        8.9x         19.5x         1.1x
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
ALL DEALS                  TOP OF RANGE:     189.2%        209.9%        60.9x        50.7x       62.1x         72.1x        88.9x
                           MEAN:              49.1%         73.9%         3.7x        18.4x       18.4x         25.2x         6.9x
                           MEDIAN:            42.9%         66.7%         1.2x        12.0x       11.7x         20.0x         3.2x
                           BOTTOM OF RANGE:   10.2%         15.4%         0.1x         5.5x        3.2x          4.5x         0.1x
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
GATEFIELD CORPORATION*                        22.0%         18.0%        17.9x         Neg.        Neg.          Neg.         Neg.
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
GATEFIELD CORPORATION**                       22.0%         18.0%        21.1x         Neg.        Neg.          Neg.         Neg.
                           --------------------------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------------------------------
GATEFIELD CORPORATION
(FY 2000 E)*                                                              1.5x         7.0x        5.6x          8.8x           NA
                                            ---------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------------------------------
GATEFIELD CORPORATION
(FY 2000 E)**                                                             1.8x         8.3x        6.6x         10.4x           NA
                                            ---------------------------------------------------------------------------------------

* - Based on outstanding shares on record date 6,304,231
** -  Based on fully diluted shares 7,429,816

                                     GATEFIELD STOCK PRICE PERFORMANCE
                                   1 DAY & 4 WEEKS PRIOR TO ANNOUNCEMENT

GATE/OTC

    DATE                VOLUME              HIGH               LOW                  CLOSE
---------------   ------------------   ---------------   -----------------   -------------------
  13-APR-2000           9,600               4.50               4.31                 4.31           < < < 4 WEEKS
  14-Apr-2000          39,400               4.38               3.88                 3.88
  17-Apr-2000          37,700               4.06               3.38                 4.06
  18-Apr-2000           8,500               4.50               3.69                 4.13
  19-Apr-2000           5,000               5.00               4.13                 5.00
  20-Apr-2000           2,200               5.00               3.94                 4.00
  24-Apr-2000           1,500               4.32               4.00                 4.00
  25-Apr-2000           5,500               4.50               4.00                 4.19
  26-Apr-2000          21,600               5.25               4.13                 4.88
  27-Apr-2000           5,600               5.13               4.50                 5.00
  28-Apr-2000          22,400               5.19               4.88                 5.19
  01-May-2000             100               5.25               5.25                 5.25
  02-May-2000           2,900               5.25               4.88                 4.88
  03-May-2000             600               5.00               4.63                 5.00
  04-May-2000           2,700               4.75               4.38                 4.50
  05-May-2000           1,300               4.75               4.38                 4.75
  08-May-2000          24,300               4.38               3.94                 4.00
  09-May-2000           9,500               4.19               3.88                 4.00
  10-May-2000           3,700               4.13               4.13                 4.13           < < < 1 DAY
  11-May-2000           2,300               4.07               4.06                 4.07